EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steve Adelstein, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of First Level Entertainment Group, Inc. on Form 10-Q for the period ended November 30, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of First Level Entertainment Group, Inc.

Dated: January 9, 2015

/s/ Steve Adelstein
Steve Adelstein
Chief Executive Officer, principal executive officer

A signed original of this written statement required by Section 906 has been provided to First Level Entertainment Group, Inc. and will be retained by First Level Entertainment Group, Inc. and furnished to the United States Securities and Exchange Commission or its staff upon request.